Local Corporation Overview January 2012 Connecting Local Merchants with Online Consumers Exhibit 99.1

Local Corporation Presentation | January 2012
Safe Harbor Statement; Non-GAAP Financial Measures

Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange
Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted
Net Income/Loss” which we define as net income/loss excluding:
provision for income taxes; interest and other income (expense), net;
depreciation; amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net
Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-
based compensation expense, warrant revaluation charges, and non-
recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses
Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP.
Therefore, management compensates for this limitation by using
Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net
Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Local Corporation Presentation | January 2012
Why invest in this industry [local online advertising]?

Source: BIA/Kelsey, November 2011. Numbers are rounded.
Online/Digital
Media
CAGR 13.6%
$135.9
$137.2
$139.5
$141.5
$146.0
$149.4
$23.3
$26.4
$29.9
$33.8
$37.9
$20.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2010 2011 2012 2013 2014 2015
$112.5
$111.6
$112.2
$111.5
$117.2
$113.1
2010 2015
CAGRs:
Traditional
Online/Digital
Total Media
CAGR 1.7%
Traditional Media
CAGR 1.0%
-
sec·u·lar trends [sek-yuh-ler] adjective.noun
1. a secular trend away from traditional to digital media caused by increased consumption of digital content
2. consumers are spending more time online and ad dollars are following  them

Local Corporation Presentation | January 2012
Why invest in this industry [local online advertising]?
sec·u·lar  trends
[sek-yuh-ler] adjective.noun
1. online advertising continues to eat into traditional media market share

85.4%
82.8%
81.1%
78.9%
76.9%
74.6%
14.6%
17.2%
18.9%
21.1%
23.1%
25.4%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010 2011 2012 2013 2014 2015
Traditional Online/Digital
Source: BIA/Kelsey, November 2011. Numbers are rounded.

local
corporation

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70.6%
69.1%
68.1%
66.7%
65.9%
64.8%
29.4%
30.9%
31.9%
33.3%
34.1%
35.2%
2010
2011
2012
2013
2014
2015
% Top-Line Search Revenues
% Local Search Revenues

Local Corporation Presentation | January 2012
Within local online advertising is [local search]
growth
[grohth] noun
1. local search volumes are growing faster than non-local searches
2. consumers are searching for local goods and services more frequently

Source: BIA/Kelsey, November 2011. Numbers are rounded.

Local Search Forecast
CAGR 12.1%
$5.1
$6.2
$7.2
$7.4
$8.5
$9.1
2010
2011
2012
2013
2014
2015

Local Corporation Presentation | January 2012
Within local online advertising is [local search]
growth

Source: BIA/Kelsey, November 2011. Numbers are rounded.
[grohth] noun
1.
search ad spend is shifting from non-local into local search
2.
local search revenue is growing faster than volume because advertisers pay higher prices to reach local consumers

US$ Billions
20%
22%
24%
26%
28%
30%
2010
2011
2012
2013
2014
2015

Local Corporation Presentation | January 2012
Within local online advertising is [local display]
growth [grohth] noun
1. display is growing, but local display is growing faster
2. local rich media is projected to grow 50% CAGR through 2015

Source: BIA/Kelsey, November 2011. Numbers are rounded.
US Local Display as % of Top Line Market

Local Corporation Presentation | January 2012
Within local online advertising is [daily deals]
growth [grohth] noun
1. a disruptive ad model that is accelerating the shift in spend from old media
2. a highly attractive performance ad product for lagging online advertisers such as restaurants

Source: BIA/Kelsey, November 2011. Numbers are rounded.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2010 2011 2012 2013 2014 2015
$873
$1,970
$2,455
$2,987
$3,564
$4,171
+36.7% CAGR

local corporation

local.com

krillion™

spreebird deals

ROVION

Local Corporation Presentation | January 2012
Local Corporation
lo·cal cor·po·ra·tion
[loh-kuhl] [kawr-puh-rey-shuhn] adjective.noun
Founded 1999, IPO 2004: NASDAQ: [LOCM]
1. a diversified local online media business focused on high growth markets
2. specializes in connecting local merchants with online consumers
3. reaches one million consumers every day across over 1,000 sites via search, display and email
4. a rapidly growing local display network that served almost 1BB impressions in December 2011
5. a proprietary technology platform covered by 9 patents (8 pending); serves over 30,000 customers with web hosting, search engine optimization, display, pay per click, subscription and daily deals ads

Local Corporation Presentation | January 2012
Publisher Partners MUVs in 4Q11 Channel SMBs Daily Deal Members Daily Deals Markets
Our Large & Growing Ecosystem
Flagship Property
Direct SMBs White Label Sites Organic Traffic Business Listings
Local Merchants
Non-search
We Connect a Million Consumers with Local Merchants Every Day
We generate revenue from ads, including pay-per-click,
pay-per-call, subscription, daily deals & display
Search
Impressions Dec 2011
Consumers Deals
- Spreebird
- Facebook, Twitter
1 14 40%
- Google
- Yahoo
- SuperMedia
- ATTi
Ad Partners
Regional Media Publishers
- Newspapers, TV, radio
stations, yellow pages
Ad Agencies
Channel Partners
SMB Subscribers
Direct
100 1,000+ 9,000 31,000 400,000 18MM 94MM 1BB
Display
Social Media
Consumer Properties
- Local.com
- Krillion.com
- 1,000+ partner sites

- Feet on the street sales
- Telesales

Local Corporation Presentation | January 2012
Our Target Demographic

Gender
Female 57%
Male 43%
Age
18 to 24 10%
25 to 34 17%
35 to 44 20%
45 to 54 18%
Household Income
$25K - $39,999 17.8%
$40K - $59,999 23.7%
$60K - $74,999 9.6%
$75K - $99,999 11.7%
$100,000 + 17.1%
Local.com Source: ComScore, January 2011
We reach household managers with
high buying intent when they are
looking for local solutions

Local Corporation Presentation | January 2012
Advertisers Pay More For Local Consumers
• 57% of our traffic is the Household Manager
» Aged between 25-45 with one child or more at home
» Controls significant portion of the household purse strings
» Typically spends 80% of that money within 20 miles of home
• Advertisers often pay more to reach ready-to-buy Household Managers
» Just conducted local & commercial searches online
» 89% of in-store purchasers in key categories have conducted online research**
» 82% of people visiting local search sites follow-up with offline action
(store visit/call)*

Search Term
Click
Bids*
Premium
Restaurant $0.22
577%
San Francisco Restaurant $1.27
Credit Union $0.45
116%
Seattle Credit Union $0.52
Plumber $2.60
275%
Plumber $7.14
Moving Company $2.35
252%
Denver Moving Company $5.93
Divorce Attorney $2.03
186%
Divorce Attorney Las Vegas $3.77
Auto Repair $1.97
157%
Dallas Auto Repair $3.09
Wedding Florist $0.51
278%
Orlando Wedding Florist $1.42
Hotel $0.99
138%
New York City Hotel $1.37
* Bids as of January 6, 2011
Advertisers often pay more to reach local consumers…
Los Angeles
** TMP/Yahoo-comScore study – 2007

Local Corporation Presentation | January 2012
More Proprietary Products for Our Customers

Channel Local Merchants Consumers
• Local Premium
» Subscription ads on Local.com
• Web Hosting
» Basic product for ~$15/month
• LocalConnect Business Directory
» ‘Local businesses’ tab for newspaper,
tv, radio station websites
• Five Exact Match SMB Solutions
» Mobile, SEO, display and social media
» More coming soon
• Deals via Spreebird.com
• Local.com
» Local business search
• Krillion.com
» Local product search
• Spreebird.com
» Deal-of-the-day
» Travel deals
• Krillion Product Directory
» ‘Local products’ tab for newspaper,
tv, radio station websites
• Rovion Ad Management Platform
» Rich media ad management for
agencies and national brands to
localize national ad campaigns
• Five Exact Match SMB Solutions
» White label products coming soon

local corporation

spreebird
Spreebird has acquired Screamin' Daily Deals!
Featured Deal
Newport Beach
krillion
Search
Become part of
Find the best products, in-stock and on-sale near you.
local
Businesses
Coupons
Events
Activities
Newport Beach, CA
Articles: Food Wellness Fun Household Shopping Finance
Find Businesses
Find Coupons
Find Events
MORE ABOUT LOCAL.COM FEATURES
Connect
local
Today's Best Deals
Cuisinart PowerBlend Duet Blender/Food Processor- Cuisinart
Model: BFP-10CH UPC: 862790137508
119.99
See it
at Sears
1 2 3 in Newport Beach
EW.com
ConsumerReports.org

Consumers: Our Network of Properties & Services

• A network of over 1,000 Owned or Private Label sites
» Flagship Local.com; Spreebird.com; Krillion.com
» Business name/category search
» Product search (80k products in over 70k locations)
» Coupons, specials, daily & travel deals
» Events, activities, topics, reviews & more
• A record 94MM MUVs in 4Q11
» One-third of traffic was organic
» Balance of traffic via SEM (Google/Yahoo/Bing)
» All users doing local-&-commercial searches
• Expanding mobile product range
» Five products launched; five more coming
Local shopping info
embedded in rich media
display ads
Engage via mobile
web & apps
(coming soon)
Data published across
Consumer Properties
Local Corporation Presentation | January 2012

local corporation

ROVION

ROVION

krillion

new

Logitech
CLOSE
UNLEASH THE MAGIC OF TECHNOLOGY
Technology allows our family to connect wirelessly and seamlessly from anywhere.
See what technology can do for you...
BUY NOW
CLOSE
Logitech
GET COMFY WITH HD VIDEO CALLING
You can see and hear your loved ones in HD 720p video on compatible HDTVs—as if they were in the room with you.
Click BUY NOW to find a retailer near you.
Logitech
TO ORDER NOW
Select a location for the list below.
ENTER ZIP CODE
SUBMIT
CLOSE
BACK
BEST BUY
Best Buy
10861 Weyburn Avenue, Los Angeles
(310) 443-9912
$99.99
amazon.com
Amazon.com
http://www.amazon.com
$72.49
Logitech
Logitech
http://www.logitech.com
$84.99

new

CBS MAXIM Disney SAINT LUCIA Carrier

Local Corporation Presentation | January 2012 15
Local Merchants & Channel: Display Ad Platform
»
Launched 4Q11
»
Designed for national brands with local presence,
including movie studios, big box retailers, regional and
national agencies/media brands, automotive brands
and luxury goods retailers
»
Local rich media ad units with available real-time ‘in
store’ product, inventory and pricing data
»
A unique, patented local platform designed to capture
transitioning national-to-local ad spend
»
A wide variety of ad units including expandable,
floating, pre-page interstitial banners & InPerson
»
Agency quality creative with web-based drag-and-
drop interface and cloud storage of digital assets
»
Improves ROI – no need for flash ad programmers
»
Lower cost, faster turnaround ad production
•
Purpose-built for emerging local rich media segment
•
Enables the development and management of…
•
Saves agencies & brands time and money

Local Corporation Presentation | January 2012 16
Local Merchants & Channel: Display Ad Distribution
Local Corporation Display Business
Our national sales organization sells display advertising across three networks
Local.com Local Syndication
Network
Local Display Ad
Network
The search results
pages within the
flagship site owned
and operated by
Local Corp.
The pages within the
sites owned and
operated by
partners who have
implemented the
Local hosted search
product.
The pages within
sites owned and
operated by third-
party ad networks.
In December 2011 we served over 1 billion impressions – up from about 100 million impressions in January 2011 local corporation

exact match social

Social Media Engagement

Exact Match Social is your solution for connecting with potential customers on Facebook and Twitter. Engage and grow an online community where word of mouth business referrals are highly valued. With Exact Match Social, everything is managed for you so you can focus on your business and all your new customers.

Features Include

- Social media presence on Facebook and Twitter
- Monthly premium content, fully managed by our social experts
- Custom business profile optimized for search and engagement
- "Fan" landing tab for online referrals and testimonials
- Facebook and Twitter icons to make sharing content easy

exact match local

Lead Generation on the Web

Exact Match Local can help your business get found—organically. We provide you with a website targeted for your local markets and optimized for first page ranking on a major search engine (e.g., Google, Bing, Yahoo!) so your customers can find you quickly.

Features Include

- Professionally designed, targeted website
- Custom Exact Match local domain name
- Unique content creation, written with an expert voice
- Optimized Google Places, Bing Business Center and Yahoo! Local
- Published to more than 1,400 local directories

Website targeted for your local markets

exact match display

Hyper-Local Display Ads

Exact Match Display gives you premium, top-of-the-page visibility to attract and win new customers. These dynamic, custom banner display ads, designed by our expert team, are geo-targeted for your city and zip code and appear in the markets that matter to your business.

Features Include

- Rich media banner display ad creation with an interactive user experience
- Feature a direct link to your business website or phone number, including a unique and compelling call to action
- Top leaderboard placement of your business advertisement
- Direct link to your business website or phone number
- Optimized with geo-targeted keywords and business specific images

Capture the attention of targeted, local potential customers

Local Corporation Presentation | January 2012
Local Merchants & Channel: Proprietary SMB Ad Products

•
Exact Match suite of SMB ad products
»
Five products released since mid-2011 (two mobile)
»
More coming soon
•
Subscription pricing from $129-$199/month
»
‘Do it for me’
»
Multi-channel access to consumers via seo, social media,
display and mobile
Helping Local Merchants Reach Online Consumers

Local Corporation Presentation | January 2012
Local Merchants: Spreebird Daily Deals

•
Daily deals is a desirable performance ad product
»
SMBs only pay when we drive a customer to their register
•
Launched Spreebird in May 2011, acquired Screamin’ Daily Deals July
2011
»
Not urban – suburban
•
Step 1. Partner with school PTA for fundraising
•
Step 2. Pay a bounty when ‘Mom’ signs up
•
Step 3. Pay a bounty when Mom buys from local merchant
»
10% of our revenue share is paid to school of Mom’s choice in merchant’s name
»
Merchant becomes ‘community hero’, leading to repeat
hyperlocal business from a desirable demographic
School
Rewards:
Each time a Household Manager saves money on great, hyperlocal Spreebird deals, we donate 10% of our revenue back to the kids’ school in the merchant’s name!
Donation to school in
merchant’s name
= Community Hero!!!
Local merchant
Household Manager
Hyperlocal node

local
corporation

local
corporation

local.com	OCTANE360	krillion™ FIND NATIONAL BRANDS NEAR YOU	ROVION	spreebird

Proprietary Technology Portfolio Powers Products/Network

•
Multiple databases with
millions of SMB listings to
validate business
information
•
We crawl the web and use
our proprietary Keyword
DNA™ + web indexing
algorithms to generate all
our search results
•
Ingest real-time ad and data
feeds from multiple partners
•
Syndicates those feeds to
over 100,000 sites
•
A fully featured group-
buying distribution
platform
•
Personalization engine
driving enhanced user
experience
•
API, RSS, widget
syndication for our regional
media network and
planned partners
•
Rich media ad management
and serving platform
•
Automated creation,
production, management
and serving of ads
•
Rovion ‘in-person’ video unit
•
Green screen studios &
network
•
Highly scalable geo-category
domain acquisition
•
Automated website hosting
&  mgt. features
•
Content marketplace for the
procurement, creation,
payment and management
of custom local content for
SMB websites
•
Pulls real-time product
inventory directly from
manufacturers, retailers
•
Data aggregation and
normalization technologies
and know-how
•
Product-based search results
•
9 patents issued, 8 pending in local/mobile/data/display
•
Local Corporation Presentation | January 2012
Each acquisition has strategically increased our ability to serve this rapidly growing segment with a wider range of proprietary products & services

Local Corporation Presentation | January 2012
Experienced Team with Strategy Discipline

Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Malcolm Lewis
SVP, GM Social Buying
Founder, Fablistic
SVP/GM, Local Corporation
Sr. Management, Oracle Corporation
Mike Sawtell
COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
Systemhouse
Tullio Siragusa
SVP, Sales
Head of Sales, Ansearch Ltd.
SVP Global Sales, Operative Media
VP Strategic Accounts, Acxiom

Local Corporation Presentation | January 2012
Financial Performance

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items
Q4-2011 annualized revenue = $96.0M
• Financials (non-GAAP)
» 40% CAGR 2006-2010; ~50% growth between 2Q and 4Q2011
» 4Q11 Revenue guidance: $24MM and break-even Adjusted Net Income
» FY11 Revenue guidance: ~$78MM
$14.2M
$21.5M
$38.3M
$56.3M
$84.1M
$77.3M
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
$(1.10)
$(0.60)
$(0.10)
$0.40
$0.90
$1.40
$0.0M
$10.0M
$20.0M
$30.0M
$40.0M
$50.0M
$60.0M
$70.0M
$80.0M
$90.0M
$100.0M
2006 2007 2008 2009 2010 2011 Fcst

Local Corporation Presentation | January 2012
4Qs of Transformation          Return to Strong Growth

Acquired Octane360 – SEO
& web hosting platform
4Q>2Q Yahoo/Bing impact
Acquired Rovion rich media ad platform
Acquired Krillion shopping data platform
Launched Spreebird (daily deals)
Acquired Screamin’ Media Group
(daily deals)
Google ad feed begins
Situational Challenge
• Yahoo/Bing alliance caused
monetization drop
• Dealt with by switching partner at
end of contract
We didn’t stop there…
Diversified Revenue & Products
• Retained Yahoo partnership
• Expanded into non-search
revenues & products
Delivered Record Traffic
• 18% YOY growth
Expanded Technology Platform
• Rich media & daily deals
• Local product search
• New patents
Modified Team
• Faster product development
• Improved sales organization
$0.0M
$5.0M
$10.0M
$15.0M
$20.0M
$25.0M
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11E

Percent of Revenue					
	2010	2011	Mid-term Growth Rate		Long-term Gross Margins	Competition/Peers
			Industry	Local Corp		
Owned & Operated						Google, bing, Yahoo!, yp, superpages.com
Network						MojoPages, inuvo, DataSphere, Chitika, matchbin, CityGrid Media
Sales & Ad Services						
NEW - Subscriptions						ReachLocal, yp, Yodel
NEW - Daily Deals						Groupon, livingsocial
NEW - Rich Media						pointroll
LEGACY - Legacy Subscribers						
Totals:			Weighted Avg:		Weighted Avg:

Our Revenue Streams and Mid-Term Growth Expectations
53%
30%
17%
2%
0%
0%
15%
65%
21%
14%
2%
1%
1%
10%
15%
30%
50%
50%
60%
400%
-50%
30%
50%
80%
80+%
100%
80%
100%
100% 100% 20% 40%
10%
10%
20%
20%
15%
70%
$44M
$25M
$15M
$48M
$17M
$12M
23 Local Corporation Presentation | January 2012

Local Corporation Presentation | January 2012
3Q11 Balance Sheet & Capitalization

September 30, 2011
Common stock 22,009
Options
(Avg. Exercise Price $4.65)
4,566
Warrants
(Avg. Exercise Price 7.11)
1,478
Fully Diluted 28,053
I.
II.
III.
1
1
Additional Data:
In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million
Total authorized shares 65,000,000 common and 10,000,000 preferred
September 30, 2011
Cash $10,119
Accounts Receivable 13,018
Total Assets 76,478
Total Debt 8,000
Total Liabilities 23,978
Shareholders Equity $52,500
Key Balance Sheet Items
(in thousands)
Capitalization
(in thousands)
1. Options and warrants represent approximately $31MM in cash
In August 2011 the Company closed on a $12 million credit facility

Local Corporation Presentation | January 2012
Why Invest in Local Corporation?

• Rapidly growing company in a rapidly growing market
• Beneficiary of secular trend towards online ad spend by SMBs
• Extensive technology platform and differentiated product portfolio
An Attractive Position
in Fast Growing Markets
• Growing revenue streams with considerable future growth potential
• Proprietary products that improve operating leverage over time
• Experienced executive team focused on execution with strategy discipline
Strong Operating Model
with Experienced Leadership
Team
• Four quarters of change, challenge and transformation – completed
• Not just a search engine – a media business
• Returned to strong growth with greater revenue diversification
Completed a Business
Transformation

Local Corporation Presentation | January 2012 26
Heath Clarke
Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://corporate.local.com
Thank You

Local Corporation Presentation | January 2012
P&L Trend – Quarterly

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items
Actual Actual Actual Actual Actual Actual Actual Actual Forecast
Description Q1-10 Q2-10 Q3-10 Q4-10 FY-10 Q1-11 Q2-11 Q3-11 Q4-11
Revenue 18,631 $ 23,004 $ 22,457 $ 20,045 $ 84,137 $  16,795 $ 15,584 $ 20,877 $ 24,000 $
Sequential revenue growth
14% 19% -2% -12% 49% -16% -7% 34% 15%
Gross Margin 7,829 9,828 11,752 8,211 37,620 5,807 4,772 8,370
Gross Margin %
42% 43% 52% 41% 45% 35% 31% 40%
Other Operating Expenses 7,354 8,750 9,754 8,050 33,908 8,618 10,506 12,639
Operating income (loss) 475 1,078 1,998 161 3,712 (2,811) (5,734) (4,269)
Interest and other income (expense) (56) (61) (79) (79) (275) (55) (30) (227)
Change in fair value of warrant liability (272) 335 1,830 (1,006) 887 1,559 411 513
Income (Loss) before income taxes 147 1,352 3,749 (924) 4,324 (1,307) (5,353) (5,353)
Provision for income taxes 13 122 - (33) 102 11 51 48
Net income (loss) 134 $    1,230 $ 3,749 $ (891) $   4,222 $  (1,318) $ (5,404) $ (4,031) $
Adjusted Net income (loss) 2,575 $ 3,451 $ 4,595 $ 3,154 $ 13,775 $ 8 $         (1,903) $ (1,093) $ - $
Weighted average shares 15,918 17,342 17,202 16,576 16,788 20,241 21,254 21,940
Net income (loss) per share 0.01 $ 0.07 $ 0.22 $ (0.05) $ 0.25 $  (0.07) $ (0.25) $ (0.18) $
Adjusted Net income (loss) per share 0.16 $   0.20 $   0.27 $   0.19 $    0.82 $     0.00 $    (0.09) $  (0.05) $

Local Corporation Presentation | January 2012
Reconciliation: Adjusted Net Income to GAAP Net Inc - Qtrly

Actual Actual Actual Actual Actual Actual Actual Actual Forecast
Description Q1-10 Q2-10 Q3-10 Q4-10 FY-10 Q1-11 Q2-11 Q3-11 Q4-11
Adjusted Net income (loss) 2,575 $   3,451 $   4,595 $   3,154 $    13,775 $   8 $           (1,903) $   (1,093) $   - $
Plus interest and other income (expense), net (56)          (61)          (79)          (79)           (275)          (55)           (30)           (227)         (150)
Less provision for income taxes (13)          (122)        -          33            (102)          (11)           (51)           (48)           (50)
Less amortization of intangibles (1,230)     (1,454)     (1,561)     (1,489)      (5,734)       (1,198)      (1,210)      (1,371)      (1,700)
Less depreciation (246)        (259)        (330)        (583)         (1,418)       (649)         (703)         (850)         (920)
Less stock-based compensation (624)        (660)        (706)        (921)         (2,911)       (972)         (1,020)      (955)         (800)
Less revaluation of warrants (272)        335         1,830      (1,006)      887           1,559       411          513          unknown
Less non-recurring charges -          -          -          -           -            -           (898)
GAAP Net income (loss) 134 $      1,230 $   3,749 $   (891) $      4,222 $     (1,318) $   (5,404) $   (4,031) $   unknown